UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 23, 2006
(Date of earliest event reported)



            GE Commercial Mortgage Corporation, Series 2006-C1 Trust
            --------------------------------------------------------
                         (Exact name of issuing entity)

                      General Electric Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Bank of America, National Association
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)

                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                       GE Commercial Mortgage Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       333-125248-03                02-0666931
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(State or other               (Commission File No.)          (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


  292 Long Ridge Road, Stamford, Connecticut                     06927
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  (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (203) 357-4000
                                                    ----------------------------


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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[x] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

      On March 23, 2006, a single series of mortgage pass-through certificates, entitled GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2006, among GE Commercial Mortgage Corporation, as depositor (the "Registrant"), Wachovia Bank, National Association, as servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee. The Certificates consist of 26 classes (each, a "Class") of Certificates, ten of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates" and the "Class C Certificates" (collectively, the "Offered Certificates"); and sixteen of which Classes are designated as the "Class X-W Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class S Certificates", the "Class R Certificates" and the "Class LR Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 145 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,608,803,744. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GECC Mortgage Loans") were acquired by the Registrant from General Electric Capital Corporation ("GECC") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006, between the Registrant and GECC, certain of the Mortgage Loans (the "BOA Mortgage Loans") were acquired by the Registrant from Bank of America, National Association ("BOANA") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006, between the Registrant and BOANA and certain of the mortgage loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006, between the Registrant and GACC. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GECC, BOANA and GACC was derived from the sale of Certificates by the Registrant to Bank of America Securities LLC ("BOA"), Deutsche Bank Securities Inc. ("DBS"), J.P. Morgan Securities Inc. ("JPMorgan"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated March 13, 2006, among the Registrant, BOA, DBS, JPMorgan, Credit Suisse and Merrill Lynch (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated March 13, 2006, among the Registrant, BOANA and DBS (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On March 23, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 13, 2006, supplementing the Prospectus, dated March 3, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
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Item 601(a) of
Regulation S-K
Exhibit No.         Description
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated March 13, 2006, among GE Commercial Mortgage Corporation, Bank of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
--------------------------------------------------------------------------------

(4.1) Pooling and Servicing Agreement, dated as of March 1, 2006, among GE Commercial Mortgage Corporation, as depositor, Wachovia Bank, National Association, as servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee.
--------------------------------------------------------------------------------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 23, 2006, relating to validity and tax matters.
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(99.1)              Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between GE Commercial Mortgage Corporation and General Electric Capital Corporation.
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(99.2)              Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between GE Commercial Mortgage Corporation and Bank of America, National Association.
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(99.3)              Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between GE Commercial Mortgage Corporation and German American Capital Corporation.
--------------------------------------------------------------------------------

(99.4) Sub-Servicing Agreement, dated as of March 1, 2006, between Wachovia Bank, National Association, as servicer, and Bank of America, National Association, as sub-servicer.
--------------------------------------------------------------------------------

(99.5) Secretary's Certificate, dated April 3, 2006, certifying that certain Action of the Executive Committee of the Board of Directors of GE Commercial Mortgage Corporation Taken By Unanimous Written Consent, dated April 3, 2006, authorizing the execution of powers of attorney in connection with the filing of certain Forms 10-D required by the Securities Exchange Act of 1934, as amended
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(99.6)              Power of Attorney, dated April 3, 2006, relating to the
                    filing of a Form 10-D for the April 2006 reporting period.
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(99.7)              Power of Attorney, dated April 3, 2006, relating to the
                    filing of a Form 10-D for the May 2006 reporting period.
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(99.8)              Power of Attorney, dated April 3, 2006, relating to the
                    filing of a Form 10-D for the June 2006 reporting period.
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(99.9)              Power of Attorney, dated April 3, 2006, relating to the
                    filing of a Form 10-D for the July 2006 reporting period.
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(99.10)             Power of Attorney, dated April 3, 2006, relating to the
                    filing of a Form 10-D for the August 2006 reporting period.
--------------------------------------------------------------------------------

(99.11) Power of Attorney, dated April 3, 2006, relating to the filing of a Form 10-D for the September 2006 reporting period.
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(99.12)             Power of Attorney, dated April 3, 2006, relating to the
                    filing of a Form 10-D for the October 2006 reporting period.
--------------------------------------------------------------------------------

(99.13) Power of Attorney, dated April 3, 2006, relating to the filing of a Form 10-D for the November 2006 reporting period.
--------------------------------------------------------------------------------

(99.14) Power of Attorney, dated April 3, 2006, relating to the filing of a Form 10-D for the December 2006 reporting period.
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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE COMMERCIAL MORTGAGE CORPORATION

Date: April 7, 2006



                                   By: /s/ Daniel Vinson
                                      ------------------------------------------
                                   Name:   Daniel Vinson
                                   Title:  Authorized Signatory

                                  Exhibit Index


Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                          E

4.1             Pooling and Servicing Agreement                 E

8.1             Opinion of Cadwalader, Wickersham & Taft        E
                LLP, dated as of March 23, 2006,
                relating to validity and tax matters

99.1            GECC Mortgage Loan Purchase Agreement           E

99.2            BOANA Mortgage Loan Purchase Agreement          E

99.3            GACC Mortgage Loan Purchase Agreement           E

99.4            Sub-Servicing Agreement, dated as of March      E
                1, 2006, between Wachovia Bank, National
                Association, as servicer, and Bank of
                America, National Association, as
                sub-servicer.

99.5            Secretary's Certificate, dated April 3,         E
                2006, certifying that certain Action of
                the Executive Committee of the Board of
                Directors of GE Commercial Mortgage
                Corporation Taken By Unanimous Written
                Consent, dated April 3, 2006, authorizing the execution of powers of attorney in connection with the filing of certain
                Forms 10-D required by the Securities
                Exchange Act of 1934, as amended

99.6            Power of Attorney, dated April 3, 2006,         E
                relating to the filing of a Form 10-D for the April 2006 reporting period.

99.7            Power of Attorney,  dated April 3, 2006,        E
                relating to the filing of a Form 10-D for the May 2006 reporting period.

99.8            Power of Attorney,  dated April 3, 2006,        E
                relating to the filing of a Form 10-D for the June 2006 reporting period.

99.9            Power of Attorney,  dated April 3, 2006,        E
                relating to the filing of a Form 10-D for the July 2006 reporting period.

99.10           Power of Attorney, dated April 3, 2006,         E
                relating to the filing of a Form 10-D for the August 2006 reporting period.

99.11           Power of Attorney, dated April 3, 2006,         E
                relating to the filing of a Form 10-D for the September 2006 reporting period.

99.12           Power of Attorney, dated April 3, 2006,         E
                relating to the filing of a Form 10-D for the October 2006 reporting period.

99.13           Power of Attorney, dated April 3, 2006,         E
                relating to the filing of a Form 10-D for the November 2006 reporting period.

99.14           Power of Attorney, dated April 3, 2006,         E
                relating to the filing of a Form 10-D for the December 2006 reporting period.